Jacob Discovery Fund
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 95.9%	Shares	Value
Advertising - 2.5%
IZEA Worldwide, Inc. (a)	88,650	$445,910

Arrangement of Transportation of Freight & Cargo - 3.9%
Freightos Ltd. (a)	226,000	691,560

Auto Dealers & Gasoline Stations - 1.7%
TrueCar, Inc. (a)	141,000	300,330

Biological Products (No Diagnostic Substances) - 2.0%
Cabaletta Bio, Inc. (a)	45,000	115,650
Precision BioSciences, Inc. (a)	42,089	228,964
		344,614

Business Services, nec - 7.1%
comScore, Inc. (a)	79,305	547,204
OptimizeRx Corp. (a)	21,154	323,022
Zhihu, Inc. - ADR (a)	102,366	377,731
		1,247,957

Calculating & Accounting Machines (No Electronic Computers) - 1.1%
Cantaloupe, Inc. (a)	18,325	195,528

Catalog & Mail-Order Houses - 0.9%
Bed Bath & Beyond, Inc. (a)	25,000	150,500

Communications Equipment - 4.5%
Powerfleet, Inc. NJ (a)	161,121	800,771

Computer Peripheral Equipment - 1.9%
Identiv, Inc. (a)	99,555	335,500

Computer Processing & Data Preparation - 3.2%
DouYu International Holdings Ltd. - ADR	12,000	85,560
HUYA, Inc. - ADR	21,000	59,850
Nextdoor Holdings, Inc. (a)	51,000	89,250
ReposiTrak, Inc. (b)	24,512	330,422
		565,082

Consumer Credit Reporting, Collection Agencies - 0.9%
CreditRiskMonitor.com, Inc. (a)	66,200	156,232

Functions Related to Depository Banking, nec - 3.3%
Usio, Inc. (a)	410,100	586,443

Gold and Silver Ores - 2.4%
Solitario Resources Corp. (a)	691,306	427,918

Help Supply Services - 2.4%
Star Equity Holdings, Inc. (a)	42,235	428,685

Industrial Organic Chemicals - 1.2%
Codexis, Inc. (a)	116,875	202,194

Medical Laboratories - 14.9%
CareDx, Inc. (a)	20,300	362,761
Celcuity, Inc. (a)	22,409	2,266,446
		2,629,207

Metal Mining - 3.2%
Western Copper & Gold Corp. (a)	229,950	563,378

Mining & Quarrying of Nonmetallic Mineral (No Fuels) - 1.3%
Azimut Exploration, Inc. (a)	442,480	234,957

Miscellaneous Amusement & Recreation - 2.9%
Inspired Entertainment, Inc. (a)	62,836	516,512

Miscellaneous plastics products - 1.1%
Lightwave Logic, Inc. (a)(b)	45,000	195,300

Motion Picture & Video Tape Production - 3.9%
Thunderbird Entertainment Group, Inc. (a)	625,135	681,397

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.5%
Inogen, Inc. (a)	37,000	261,960

Patent Owners & Lessors - 1.7%
Immersion Corp.	43,182	307,024

Personal Services - 1.9%
WM Technology, Inc. (a)	396,788	336,079

Pharmaceutical Preparations - 17.6%
Arcturus Therapeutics Holdings, Inc. (a)	7,870	53,437
Cartesian Therapeutics, Inc. (a)(b)	12,500	93,625
DiaMedica Therapeutics, Inc. (a)(b)	78,730	679,440
Esperion Therapeutics, Inc. (a)(b)	65,000	260,650
Harrow, Inc. (a)	19,047	795,784
Heron Therapeutics, Inc. (a)	121,960	141,473
Ideaya Biosciences, Inc. (a)	11,335	403,753
Omeros Corp. (a)(b)	70,000	678,300
		3,106,462

Real Estate - 1.0%
Porch Group, Inc. (a)	18,050	174,905

Surgical & Medical Instruments & Apparatus - 5.9%
Alphatec Holdings, Inc. (a)	27,700	624,635
Cerus Corp. (a)	163,000	286,880
Tela Bio, Inc. (a)	119,775	137,741
		1,049,256
TOTAL COMMON STOCKS (Cost $16,765,296)		16,935,661

PREFERRED STOCKS - 0.1%	Shares	Value
Advertising Agencies - 0.1%
SRAX INC-PFD, 0.00% (c)	368,541	8,808
TOTAL PREFERRED STOCKS (Cost $18,017)		8,808

WARRANTS - 0.0% (d)	Contracts	Value
Catalog & Mail-Order Houses - 0.0%(d)
Bed Bath & Beyond, Inc., Expires 10/07/2026, Exercise Price $15.50 (a)	2,300	1,702
TOTAL WARRANTS (Cost $0)		1,702

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.7%	Shares	Value
First American Government Obligations Fund - Class X, 3.92% (e)	2,062,987	2,062,987
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,062,987)		2,062,987

MONEY MARKET FUNDS - 4.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.92% (e)	735,372	735,372
TOTAL MONEY MARKET FUNDS (Cost $735,372)		735,372

TOTAL INVESTMENTS - 111.8% (Cost $19,581,672)		19,744,530
Liabilities in Excess of Other Assets - (11.8)%		(2,085,319)
TOTAL NET ASSETS - 100.0%		$17,659,211

Percentages are stated as a percent of net assets.

Schedule of Investments is classified using the U.S. Securities and Exchange Commission's Standard Industrial Classification (SIC) Code List.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $1,951,481.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $8,808 or 0.0% of net assets as of November 30, 2025.

(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Jacob Discovery Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$16,779,429	$156,232	$–	$16,935,661
Preferred Stocks	–	–	8,808	8,808
Warrants	1,702	–	–	1,702
Investments Purchased with Proceeds from Securities Lending	2,062,987	–	–	2,062,987
Money Market Funds	735,372	–	–	735,372
Total Investments	$19,579,490	$156,232	$8,808	$19,744,530

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

The following is a reconciliation of Level 3 investments for the period from September 1, 2025 to November 30, 2025:

Preferred Stocks
Beginning Balance – Septemer 1, 2025	$8,808
Acquisitions	-
Change in unrealized appreciation (depreciation)	-
Ending Balance – November 30, 2025	$8,808
Change in unrealized appreciation/deprecation on investments still held at November 30, 2025	$-

The Discovery Fund received preferred shares of SRAX, Inc. (the “Company”) as part of a corporate action spin off from the parent security, SRAX, Inc. – common stock on September 28, 2021. The corporate action noted that the preferred shares will hold approximately $6.5 million worth of Sequire client stock, the Company’s SasS data platform. During period ended November 30, 2025, the Adviser determined the fair value of the preferred shares of SRAX, Inc. considering available information including the percentage of cost factor transferred to the preferred shares, underlying value of the positions, and disclosures made by the Company in its financial reporting. The preferred shares of SRAX, Inc. are non-transferrable and non-tradable.